INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED JUNE 22, 2023 TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 26, 2022,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Dynamic Media ETF (PBS)
(the “Fund”)
Important Notice Regarding Changes in the Name, Ticker Symbol, Investment
Objective, Underlying Index, Index Provider and Principal Investment Strategy
of the Fund
At a meeting held on June 22, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the "Board") approved changes to the name, ticker symbol, investment objective, underlying index, index provider and principal investment strategy of the Fund. These changes will be effective after the close of markets on August 25, 2023 (the “Effective Date”).
Therefore, after the close of markets on the Effective Date, the following changes will occur:
1.) Name and Ticker Symbol Change. The Fund’s name will change to Invesco Next Gen Media and Gaming ETF, and its ticker symbol will change to GGME.
2.) Underlying Index and Index Provider Change. STOXX Ltd. (the “Index Provider”) will become the Fund’s index provider, and a new underlying index (the “New Underlying Index”) will replace the Fund’s current underlying index, as set forth in the table below:
Current Underlying Index	New Underlying Index
Dynamic Media Intellidex® Index	STOXX World AC NexGen Media Index
3.) Investment Objective Change. The Fund’s new investment objective will be to seek to track the investment results (before fees and expenses) of the New Underlying Index.
4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in the components of the New Underlying Index.
5.) Description of New Underlying Index. The Index Provider compiles, maintains and calculates the New Underlying Index, which is composed of securities of companies with significant exposure to technologies or products that contribute to future media through direct revenue. To be eligible for inclusion in the New Underlying Index, a security must be included in the STOXX World AC All Cap Index, which is a broad, market cap weighted index designed to represent the performance of large-, mid- and small-capitalization companies from developed and emerging markets. For inclusion in the New Underlying Index, a security must have a free-float market capitalization greater than €500 million and three-month median daily trading volume greater than €1 million. The New Underlying Index is then composed of all eligible securities that derive at least 50% of their revenue from one or more subsectors that relate to future media, as identified by the Index Provider. Securities in the New Underlying Index are weighted proportionally to their free-float market capitalization, multiplied by aggregate revenue exposure to the applicable subsectors, subject to certain concentration limits. The New Underlying Index is rebalanced after the close of trading on the second Friday of March, June, September and December. The composition of the New Underlying Index is reviewed annually in June.
Please Retain This Supplement For Future Reference.
P-PBS-SUMSTATSAI-SUP 062223